UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2020

Franklin Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-09318	13-2670991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Franklin Parkway, San Mateo, California 94403

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 312-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	BEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

As previously announced, on February 17, 2020, Franklin Resources, Inc., a Delaware corporation (the “Company” or “Franklin”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Legg Mason, Inc., a Maryland corporation (“Legg Mason”), and Alpha Sub, Inc., a Maryland corporation and a wholly-owned subsidiary of the Company (“Merger Sub”).

The Merger Agreement provides, among other things, that subject to the satisfaction or waiver of the conditions in the Merger Agreement, Merger Sub will merge with and into Legg Mason (the “Merger”), with Legg Mason surviving the Merger as a wholly-owned subsidiary of the Company.

Under the Merger Agreement, at the effective time of the Merger, each outstanding share of Legg Mason common stock, par value $10.00 per share (the “Legg Mason Common Stock”), will be converted into the right to receive $50.00 in cash, without interest (the “Merger Consideration”).

In addition, the Merger Agreement provides that all issued and outstanding stock options to purchase shares of Legg Mason Common Stock (the “Legg Mason Options”) will automatically terminate and be cancelled at the effective time of the Merger and each holder of Legg Mason Options with a per share exercise price that is less than the per share Merger Consideration will be entitled to receive a lump sum cash payment (less any applicable withholding taxes) at the effective time of the Merger in an amount equal to the product of (A) the number of shares of Legg Mason Common Stock underlying such Legg Mason Options immediately prior to the effective time of the Merger, and (B) an amount equal to the Merger Consideration minus the exercise price of such Legg Mason Options. Additionally, all issued and outstanding restricted stock units in respect of Legg Mason Common Stock (the “Legg Mason RSUs”) will automatically terminate and be cancelled at the effective time of the Merger and each holder of a Legg Mason RSU will be entitled to receive a lump sum cash payment (less any applicable withholding taxes) in an amount equal to (A) the product of (i) the Merger Consideration and (ii) the number of shares of Legg Mason Common Stock subject to such Legg Mason RSU, plus (B) any accrued but unpaid dividend equivalent rights in respect of such Legg Mason RSUs (with any Legg Mason RSUs that were eligible to vest based on the achievement of performance criteria deemed to have vested at the target level of performance for purposes of determining the number of shares subject to such Legg Mason RSU).

The Merger is subject to the approval of the Merger Agreement by the stockholders of Legg Mason. The Merger is also subject to other customary closing conditions, including among other things:

•	the receipt of approvals, or the expiration or termination of waiting periods under, certain regulatory laws or from certain regulatory authorities (including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, certain foreign competition authorities, and other foreign and U.S. regulatory bodies);

•	the absence of a material adverse effect on Legg Mason; and

•	the receipt of the consent from Legg Mason advisory clients and funds representing a Closing Revenue Run Rate (as defined in the Merger Agreement) of at least 75% of the Base Date Revenue Run Rate (as defined in the Merger Agreement) for all Legg Mason clients and funds.

For each of the Company and Legg Mason, the obligation to complete the Merger is also subject to the accuracy of the representations and warranties of, and compliance with covenants by, the other party, in accordance with the materiality standards set forth in the Merger Agreement.

The Merger Agreement provides that the Company and Legg Mason may mutually agree to terminate the Merger Agreement before completing the Merger. In addition, either the Company or Legg Mason may decide to terminate the Merger Agreement if:

•	the Merger is not consummated by February 17, 2021 (the “Outside Date”);

•	a court or other governmental entity issues a final and nonappealable order permanently prohibiting or making illegal the transactions contemplated by the Merger Agreement;

•	Legg Mason stockholders fail to approve the Merger Agreement; or

•	the other party breaches its representations, warranties or covenants in the Merger Agreement in a way that would entitle the party seeking to terminate the agreement not to consummate the Merger, subject to the right of the breaching party to cure the breach.

The Company may also terminate the Merger Agreement:

•	prior to the stockholder approval of Legg Mason being obtained, if the board of directors of Legg Mason (i) withdraws, modifies or amends its approval or recommendation of the Merger Agreement or the Merger in any manner adverse to the Company or (ii) approves or recommends a competing takeover proposal with a third party; or

•	Legg Mason fails to call or hold the meeting of its stockholders in connection with the Merger or commits an intentional breach of its non-solicitation obligations under the Merger Agreement.

The Merger Agreement also prohibits Legg Mason from soliciting, or participating in discussions or negotiations or providing information with respect to, competing takeover proposals, subject to certain exceptions.

The Merger Agreement provides that, under certain circumstances involving a termination of the Merger Agreement in relation to the receipt of an unsolicited, competing acquisition proposal that the Legg Mason board of directors determines is a superior proposal, Legg Mason will be obligated to pay the Company a termination fee of $115 million. The Merger Agreement also provides that if the Company terminates the Merger Agreement as a result of the Merger not being consummated on or prior to the Outside Date and all conditions to the consummation of the Merger have been satisfied other than the client consent condition described above and those that by their nature are to be satisfied on the closing of the Merger (provided that those conditions were reasonably likely to be satisfied at the closing assuming that the closing date were the date of such termination), the Company will be obligated to pay Legg Mason a termination fee of $115 million.

The Company and Legg Mason have agreed to representations, warranties and covenants in the Merger Agreement, including, in the case of the Company, a covenant to use best efforts to take any and all actions necessary to obtain clearance or approval of the Merger with applicable antitrust and competition regulators.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, including, among others, covenants by Legg Mason (i) with respect to the conduct of its business during the interim period between the execution of the Merger Agreement and consummation of the Merger and (ii) not to engage in certain kinds of transactions during such period.

The above description of the Merger Agreement and the copy of the Merger Agreement attached hereto have been included to provide investors with summary information regarding its terms. It is not intended to provide any factual information about the Company, Legg Mason or any of their respective subsidiaries or affiliates. The Merger Agreement contains representations and warranties made by and to the parties thereto as of specific dates. The statements embodied in those representations and warranties were made solely for purposes of that contract between the parties and are subject to qualifications and limitations agreed by the parties in connection with negotiating the terms of that contract (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts). In addition, certain representations and warranties were made as of a specified date, may be subject to a contractual standard of materiality different from those generally applicable to investors, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as accurate or complete characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties, covenants, conditions and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Voting Agreement

In connection with the execution of the Merger Agreement, the Company and Trian Fund Management, L.P. (“Trian”) and investment funds managed by Trian (Trian and such investment funds, the “Stockholders”) have entered into a Voting Agreement, dated as of February 17, 2020 (the “Voting Agreement”), pursuant to which the Stockholders have agreed to, among other things, vote all shares of Legg Mason Common Stock owned by them, subject to certain limitations, (i) in favor of the approval of the Merger Agreement and Merger, (ii) against any competing takeover proposal for Legg Mason, and (iii) against any other action or agreement that is intended, or could reasonably be expected, to materially impede or materially delay the Merger or the transactions contemplated by the Merger Agreement. These voting obligations are subject to certain exceptions including a change by the Legg Mason board of directors in accordance with the terms of the Merger Agreement of its recommendation that Legg Mason stockholders approve the Merger. The Stockholders have also agreed to certain restrictions on their ability to sell, transfer or otherwise dispose of, or grant any proxy with respect to their shares of Legg Mason Common Stock.

The Voting Agreement will terminate upon the earliest of (i) the mutual agreement of the Company and each Stockholder, (ii) the effective time of the Merger, (iii) the termination of the Merger Agreement in accordance with its terms, (iv) the conclusion of the Legg Mason stockholders meeting at which the vote in respect of the Merger is taken and (v) the entry without the prior written consent of the Stockholders into any amendment or modification of the Merger Agreement which results in a decrease in, or alteration or change in the form or composition of the Merger Consideration, an extension of the Outside Date, the imposition of any additional material condition on the consummation of the Merger or which is otherwise materially adverse to the Stockholders.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

Statements in this Form 8-K and the exhibits attached hereto and incorporated by reference herein that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this Form 8-K and the exhibits attached hereto and incorporated by reference herein, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate,” “preliminary” or other similar words are forward-looking statements. References to “we” or “our” below refer to Franklin Resources, Inc. and its subsidiaries.

Various forward-looking statements in this Form 8-K and the exhibits attached hereto and incorporated by reference herein relate to the acquisition by the Company of Legg Mason, including regarding expected scale opportunities, operating efficiencies and results, growth, client and stockholder benefits, key assumptions, timing of closing of the transaction, revenue realization, cost and expense synergies, financial benefits or returns, accretion and integration costs.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important transaction-related and other risk factors that may cause such differences include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the transaction closing conditions may not be satisfied in a timely manner or at all, including due to the failure to obtain Legg Mason stockholder approval and regulatory and client approvals; (iii) the announcement and pendency of the merger may disrupt Franklin’s and Legg Mason’s business operations (including the threatened or actual loss of employees, clients or suppliers); (iv) Franklin or Legg Mason could experience financial or other setbacks if the transaction encounters unanticipated problems; (v) anticipated benefits of the transaction, including the realization of revenue, accretion, financial benefits or returns and expense and other synergies, may not be fully realized or may take longer to realize than expected; and (vi) Franklin may be unable to successfully integrate Legg Mason’s businesses with those of Franklin or to integrate the businesses within the anticipated timeframe.

Other important factors that may affect our business or the combined business’ future operating results, include, but are not limited to: (i) volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results; (ii) the amount and mix of assets under management (“AUM”) are subject to significant fluctuations; (iii) the significant risk of asset volatility from changes in the global financial, equity, debt and commodity markets; (iv) harm to our, or Legg Mason’s, reputation may negatively impact revenues and income; (v) Franklin may review and pursue other strategic transactions that could pose risks to our business operations; (vi) strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in their market share, revenues and income; (vii) the ability to manage and grow our business and the combined business successfully can be impeded by systems and other technological limitations; (viii) dependence on key personnel could negatively affect financial performance; (ix) the businesses are subject to extensive, complex, and frequently changing rules, regulations, policies, and legal interpretations; (x) our contractual obligations may subject us to indemnification costs and liability to third parties; (xi) any significant limitation, failure or security breach of information and cyber security infrastructure, software applications, technology or other systems that are critical to operations could disrupt the businesses and harm operations and reputation; and (xii) regulatory and governmental examinations and/or investigations, litigation and the legal risks associated with the businesses, could adversely impact AUM, increase costs and negatively impact profitability and/or our future financial results. For a detailed discussion of other risk factors, please refer to the risks, uncertainties and factors described in Franklin’s and Legg Mason’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, each company’s most recent Annual Report on Form 10-K and subsequent periodic and current reports.

Any forward-looking statement made in this Form 8-K and the exhibits attached hereto and incorporated by reference herein speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Franklin and Legg Mason undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

The exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 17, 2020, by and among Franklin Resources, Inc., Legg Mason, Inc. and Alpha Sub, Inc.*

10.1	Voting Agreement, dated as of February 17, 2020, by and between the stockholders party thereto, and Franklin Resources, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the U.S. Securities and Exchange Commission upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Franklin Resources, Inc.

Date: February 18, 2020	/s/ Virginia Rosas
Virginia Rosas
Assistant Secretary